Supplement to Prospectus
HC Advisors Shares
Dated March 29, 2010 for
HC Capital Trust
The date of this Supplement is October 22, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON SEPTEMBER 1, 2010
The Fixed Income II Portfolio:
At a meeting, held on October 22, 2010, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the following:
1.	The engagement of Mellon Capital Management Corporation and Seix Investment Advisors LLC as two additional investment advisory organizations (“Proposed Specialist Managers”) to manage portions of the assets of The Fixed Income II Portfolio (the “Portfolio”). Before the Proposed Specialist Managers can be appointed, however, shareholders of the Portfolio must approve the engagements. A meeting of the shareholders of the Portfolio is scheduled to be held on November 30, 2010. Assuming shareholder approvals are obtained, the appointments will become effective as soon as is reasonably practicable following the meeting.

2.	Effective as of, and contingent upon the effectiveness of the Proposed Specialist Managers engagements, the Board approved an amendment to the portfolio management agreement between BlackRock Financial Management, Inc. (“BlackRock”) and the Trust with respect to the Portfolio. The purpose of the amendment is to reduce BlackRock’s subadvisory fee to the Portfolio.

3.	Effective on or around November 1, 2010, The Fixed Income II Portfolio will be renamed The Core Fixed Income Portfolio.
The Real Estate Securities Portfolio: (From the Supplement dated September 1, 2010)
1.	The following replaces the section of the Prospectus with respect to Wellington Management Company, LLP under the “Portfolio Managers” section on page 29 of the Prospectus:
Wellington Management: James P. Hoffmann and Bradford S. Stoesser have managed the portion of the Portfolio allocated to Wellington Management since May, 2009 and September, 2010, respectively.
2.	The following replaces the second paragraph under “Wellington Management Company, LLP” of the “Specialist Manager Guide” on page 112 of the Prospectus:
James P. Hoffmann, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of The Real Estate Securities Portfolio since its inception in 2009. Mr. Hoffmann joined Wellington Management as an investment professional in 1997. Bradford S. Stoesser, Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of The Real Estate Securities Portfolio since September 1, 2010. Mr. Stoesser joined Wellington Management as an investment professional in 2005.
The Value Equity Portfolio and The Institutional Value Equity Portfolio: (From the Supplement dated August 3, 2010)
1.	The following replaces the section of the Prospectus with respect to AllianceBernstein L.P. (“AllianceBernstein”) under the “Portfolio Managers” section on page 5 of the Prospectus:
AllianceBernstein: Gerry Paul and Greg Powell have been with AllianceBernstein since 1987 and 1997, respectively. Mr. Paul has managed the portion of the Portfolio allocated to AllianceBernstein since September, 2009, and Mr. Powell has co-managed the portfolio of the Portfolio allocated to AllianceBernstein since July, 2010.
2.	The following replaces the section of the Prospectus with respect to AllianceBernstein under the “Portfolio Managers” section on page 9 of the Prospectus:
Supplement to Advisors Shares Prospectus for HC Capital Trust

AllianceBernstein: Gerry Paul and Greg Powell have been with AllianceBernstein since 1987 and 1997, respectively. Mr. Paul has managed the portion of the Portfolio allocated to AllianceBernstein since September, 2009, and Mr. Powell has co-managed the portfolio of the Portfolio allocated to AllianceBernstein since July, 2010.
3.	The following replaces the third and fourth paragraphs under “AllianceBernstein L.P.” of the “Specialist Manager Guide” on page 104 of the Prospectus:
Gerry Paul and Greg Powell are responsible for making day-to-day investment decisions for that portion of The Value Equity and Institutional Value Equity Portfolios allocated to AllianceBernstein. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO—Advanced Value Fund, CIO—Small and Mid-Capitalization, and Co-CIO—Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.
Mr. Powell was appointed Director of Research of US Large Cap Value Equities in 2010. Prior to this appointment, Mr. Powell had been the director of research of Equity Hedge Fund Strategies, focusing on the management of the short portfolio in the Global Opportunities Fund, working with the Global Research Team (since 2005). From March 2009 to late 2010, he was also the head of Fundamental Value Research, responsible for overseeing our fundamental-research analysts. Mr. Powell joined Bernstein in 1997 as an analyst supporting the Advanced Value Fund and was promoted to become the Fund’s director of research in 1999. He earned a BA in economics and mathematics in 1981 from the University of California at Santa Barbara and an MA and PhD in economics in 1983 and 1986, respectively, from Northwestern University.
The Intermediate Term Municipal Bond Portfolio: (From the Supplement dated August 3, 2010)
1.	The following replaces the section of the Prospectus with respect to Standish Mellon Asset Management Company LLC” (“Standish”) under the “Portfolio Managers” section on page 60 of the Prospectus:
Standish: Christine Todd has been with Standish since 1995. James Welch has been with Standish since 2009. Ms. Todd and Mr. Welch have co-managed the Portfolio since December, 2009.
2.	The following replaces the second paragraph under “Standish Mellon Asset Management company LLC (“Standish”) of the “Specialist Manager Guide” on page 109 of the Prospectus:
Christine Todd and James Welch are primarily responsible for the day-to-day management of The Intermediate Term Municipal Bond Portfolio’s assets. Ms. Todd is the Managing Director of Tax Exempt Fixed Income and has been with Standish since 1995. Mr. Welch is a Senior Portfolio Manager for Tax Sensitive Strategies and has been with Standish since 2009.
The International Equity Portfolio and The Institutional International Equity Portfolio: (From the Supplement dated August 3, 2010)
1.	The following replaces the section of the Prospectus with respect to SSgA Funds Management, Inc. (“SSgA FM”) under the “Portfolio Managers” section on page 33 of the Prospectus:
SSgA FM: Kala Croce joined SSgA FM in 1995 and Theodore Janowsky, CFA joined SSgA in 2005. As of the date of this Prospectus, Ms. Croce and Mr. Janowsky have not yet begun providing investment management services to the Portfolio.
2.	The following replaces the section of the Prospectus with respect to SSgA FM under the “Portfolio Managers” section on page 36 of the Prospectus:
SSgA FM: Kala Croce joined SSgA FM in 1995 and Theodore Janowsky, CFA joined SSgA in 2005. As of the date of this Prospectus, Ms. Croce and Mr. Janowsky have not yet begun providing investment management services to the Portfolio.
3.	The following replaces the sixth, seventh and eighth paragraphs under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide” on pages 110 and 111 of the Prospectus:
Supplement to Advisors Shares Prospectus for HC Capital Trust

For its services to The International Equity and The Institutional International Equity Portfolios, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of each Portfolio allocated to SSgA FM (the “SSgA FM Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The International Equity and Institutional International Equity Portfolios allocated to SSgA FM are: Kala Croce and Theodore Janowsky, CFA.
Ms. Croce joined the firm in 1995 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Senior Portfolio Manager in the firm’s Global Structured Products Group. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is member of the CFA Institute and the Boston Security Analysts Society.
Mr. Janowsky joined the firm in 2005 and is a Vice President of SSgA FM and a Portfolio Manager within the Global Structured Products Group. He is responsible for managing equity and derivative-based index portfolios, including the SSgA S&P 500 fund, Mid Cap Fund, and the Stock Performance Index Futures Fund, as well as the SSgA Valuation Tilted strategy and customized index separate accounts. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as S&P 500 index changes. Mr. Janowsky holds a Bachelor of Science degree in Business Administration from Bucknell University and a MBA from the Carroll School of Graduate Management at Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.
The Fixed Income Portfolio: (From the Supplement dated July 6, 2010)
1.	The following replaces the section of the Prospectus with respect to Aberdeen Asset Management Inc. (“AAMI”) under the “Portfolio Managers” section on page 43 of the Prospectus:
AAMI: J. Christopher Gagnier has been with AAMI (including its predecessor companies) since 1997, Keith Bachman has been with the firm since 2007, Oliver Boulind has been with the firm since 2008, Steven Cianci has been with the firm since 2010. Neil Moriarty has been with the firm (or its predecessor companies) since 2002, Timothy Vile has been with the firm (including its predecessor companies) since 1991, Michael Degernes has been with the firm (including its predecessor companies) since 2004 and Edward Grant has been with the firm (including its predecessor companies) since 2002. Messrs. Gagnier, Bachman, Moriarty, Taylor, Vile, Degernes and Grant have co-managed the Portfolio since December, 2005 and Mr. Boulind has co-managed the Portfolio since February, 2008.
2.	The following replaces the third paragraph of the “Specialist Manager Guide” on page 103 of the Prospectus:
Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Steven Cianci, Neil Moriarty, Timothy Vile, Michael Degernes and Edward Grant are jointly and primarily responsible for the day-to-day management of this Portfolio’s assets. Mr. Gagnier is Head of U.S. Fixed Income Investment as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman is a Senior Portfolio Manager and has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006-2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 20 years in the investment management industry. Mr. Boulind is a Senior Portfolio Manager and has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from 2004-2008 and from 2001-2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College, is a Chartered Financial Analyst and has over 16 years in the investment management industry. Mr. Moriarty is a Senior Portfolio Manager and has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 22 years in the investment management industry. Mr. Cianci is a Senior Portfolio Manager and has been with the firm since 2010. Mr. Cianci holds an MBA from Widener University, is a Chartered Financial Analyst and has over 17 years experience in the investment management industry. Mr. Vile is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry. Mr. Degernes is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2004. Mr. Degernes holds an MS from University of California, Davis and has over 29 years in the investment management industry. Mr. Grant is a Portfolio Manager and has been
Supplement to Advisors Shares Prospectus for HC Capital Trust

with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 22 years in the investment management industry. As of March 31, 2010, AAMI managed total assets of $20.0 billion, of which approximately $7.9 billion consisted of mutual fund assets.
The Trust: (From the Supplement dated July 6, 2010)
1.	The following replaces the “Dividends and Distributions” section of the Prospectus under “More Information About Fund Investments and Risks”:
Dividends and Distributions. Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio and The Fixed Income Opportunity Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio and The Institutional International Equity Portfolio are paid semi-annually. Dividends on The Emerging Markets Portfolio are paid on an annual basis. Income dividends on each of the fixed income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.
2.	The following replaces “Multiple Class Portfolios” in the “Purchases and Redemptions” section on page 90 of the Prospectus under “Shareholder Information”:
Multiple Class Portfolios. The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Advisors Shares. HC Advisor Shares are available for purchase by any financial intermediary (each an “Intermediary”) that (i) has entered into, and maintains, a client agreement with the Primary Investment Adviser; and (ii) acting in accordance with discretionary authority on behalf of such Intermediary’s fiduciary clients, seeks to invest in one or more of the Trust’s Portfolios. HC Advisors Shares have service fees not applicable to the HC Strategic Shares.
Emerging Markets Portfolio: (From the Supplement dated May 4, 2010)
1.	The following replaces the section of the Prospectus with respect to SSgA FM under the “Portfolio Managers” section on page 39 of the Prospectus:
SSgA FM: Brad Aham, CFA, FRM and Christopher Laine joined SSgA Fm in 1993 and 2007, respectively. Mr. Aham has managed the active investment strategy portion of the Portfolio allocated to SSgA FM since December, 2009 and Mr. Laine has managed the active investment strategy portion of the Portfolio allocated to SSgA FM since April, 2010.
2.	The following replaces the third paragraph of the “Specialist Manager Guide” on page 111 of the Prospectus:
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Christopher Laine jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
3.	The following replaces the fifth paragraph of the “Specialist Manager Guide” on page 111 of the Prospectus:
Mr. Laine is a Vice President of SSgA FM and a Principal of SSgA FM. He joined the firm in 2007 and is a member of the firm’s Active Emerging Markets Team. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
The Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the section of the Prospectus with respect to Pzena under the “Portfolio Managers” section on page 21 of the Prospectus:
Pzena: Richard Pzena, John Goetz, Benjamin Silver and John Flynn have been with Pzena since 1995, 1996, 2001 and 2005, respectively.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the section of the Prospectus with respect to Pzena under the “Portfolio Managers” section on page 25 of the Prospectus:
Supplement to Advisors Shares Prospectus for HC Capital Trust

Pzena: Richard Pzena, John Goetz, Benjamin Silver and John Flynn have been with Pzena since 1995, 1996, 2001 and 2005, respectively.
The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated May 4, 2010) The following replaces the second paragraph of the “Specialist Manager Guide”, beginning on page 109 of the Prospectus:
Richard Pzena, John Goetz, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager of each of Pzena’s investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. Mr. Flynn is a Principal and Portfolio Manager at Pzena, and will be transitioning over the course of 2010 to replace Mr. Goetz as a Co-Portfolio Manager on Small Cap Value. Mr. Flynn joined Pzena in 2005.
The Short-Term Municipal Bond Portfolio: (From the Supplement dated May 4, 2010) Effective immediately, Susan S. Mooney will no longer serve as a portfolio manager for the portion of the Short-Term Municipal Bond Portfolio managed by Breckenridge Capital Advisors, Inc.
The Intermediate Term Municipal Bond Portfolio: (From the Supplement dated April 9, 2010) Effective immediately the Intermediate Term Municipal Bond Portfolio benchmark will be changed from the Barclays Municipal 5-Year General Obligations Index (“Barclays Municipal 5-Year G.O. Index) to the Barclays Municipal 3-15 Year Blend Index. The reason for the change is that the Barclays Municipal 5-Year G.O. Index lacks broad sector diversification, is highly concentrated in yield curve exposure and holds only general obligation bonds, which represent approximately 30% of the overall sector allocation of the municipal market, without representation of other key sectors such as revenue and prerefunded bonds in which the Portfolio invests. The “bulleted” nature of the Barclays Municipal 5-Year G.O. Index also leads to a high maturity concentration of bonds within the range of 4 to 6 years. These high sector and curve concentrations do not fully reflect the opportunity set that the municipal market offers or that the Specialist Manager may pursue. The Barclays Municipal 3-15 Year Blend Index offers greater sector and yield curve diversification. With this index, sector diversification includes general obligation, prerefunded and revenue bonds, and yield curve exposure represents bonds maturing from 2 to 17 years.
1. The following replaces the “Average Annual Total Returns” table, found on page 59 of the Prospectus:
Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years
The Intermediate Term Municipal Bond Portfolio
- Before Taxes	9.58%	2.81%	4.39%
- After Taxes on Distributions	9.58%	2.67%	4.31%
- After Taxes on Distributions and Sale of Portfolio Shares	7.72%	2.87%	4.34%
Barclays Capital Municipal Index 3-15 Year Blend* (reflects no deduction for fees, expenses or taxes)	9.46%	4.49%	5.60%
Barclays Capital 5-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	5.77%	3.65%	4.56%

*	Effective April 9, 2010, the Fund transitioned its benchmark from the Barclays Capital 5-Year General Obligations Index to Barclays Capital Municipal Index 3-15 Year Blend.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Advisors Shares Prospectus for HC Capital Trust